Summary of Significant Accounting Policies	6 Months Ended
Jun. 30, 2020
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of Presentation and Principles of Consolidation

The consolidated financial statements as of June 30, 2020 and for the six month periods ended June 30, 2020 and 2019 are unaudited. The accompanying unaudited consolidated financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial reporting. In the opinion of management, all adjustments (consisting of normal recurring adjustments) have been made that are necessary to present fairly the financial position, the results of its operations and cash flows. Operating results as presented are not necessarily indicative of the results to be expected for a full year. These consolidated financial statements and related notes should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Form 20-F for the year ended December 31, 2019 filed on June 12, 2020 with the Securities and Exchange Commission.

The consolidated financial statements include the accounts of the Company, its subsidiaries, and its VIE for which the Company is the primary beneficiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

Reverse Stock Split: A one (1)-for-six (6) reverse stock split of the Company’s issued and outstanding ordinary shares was effected on July 30, 2020 (the “Reverse Stock Split”). Except shares authorized, all share and per share information has been retroactively adjusted to give effect to the Reverse Stock Split for all periods presented, unless otherwise indicated.

(b)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. The Company’s significant estimates include its accounts receivable, fair value of stock options and warrants, valuation allowance of deferred tax assets, and other intangible assets. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ from those estimates.

(c)	Economic, pandemic, and Political Risks

All the Company’s revenue-generating operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic, public health, and legal environments in the PRC, and by the general state of the PRC economy. The Company’s operations in the PRC are subject to special considerations and significant risks that are not typically pertaining to the companies in North America and Western Europe. These include risks associated with, among others, the political, economic, public health, and legal environments and foreign currency exchange. The Company’s financial results may be adversely affected by changes in the political, public health, and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, fiscal and monetary policies, anti- inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation.

(d)	Cash and Cash Equivalents, and Restricted cash

The Company considers all highly liquid investments purchased and cash deposits with financial institutions with original maturities of three months or less to be cash equivalents. The Company had no cash equivalents as of June 30, 2020 or December 31, 2019.

The Company maintains its cash accounts at credit worthy financial institutions and closely monitors the movements of its cash positions. As of June 30, 2020, and December 31, 2019, approximately $0.3 million and $1.5 million of cash, respectively, was held in bank accounts in the PRC.

(e)	Restricted Cash

The Company also held restricted cash of $0.2 million as of June 30, 2020. The restricted fund is a time deposit served as collateral to secure a bank loan facility that matures on May 7, 2021.

(f)	Accounts Receivable, Accounts Receivable –related parties, and Concentration of Risk

In January 2020, the Company adopted ASU 2016-13, Topics 326 - Credit Loss, Measurement of Credit Losses on Financial Instruments, which replaces the incurred loss methodology with an expected loss methodology that is referred to as the current expected credit loss (CECL) methodology, for its accounting standard for its trade accounts receivable.

The Company evaluates the creditworthiness of all of its customers individually before accepting them and continuously monitors the recoverability of accounts receivable. If there are any indicators that a customer may not make payment, the Company may consider making provision for non- collectability for that particular customer. At the same time, the Company may cease further sales or services to such customer. The following are some of the factors that the Company develops allowance for credit losses:

●	the customer fails to comply with its payment schedule;
●	the customer is in serious financial difficulty;
●	a significant dispute with the customer has occurred regarding job progress or other matters;
●	the customer breaches any of the contractual obligations;
●	the customer appears to be financially distressed due to economic or legal factors;
●	the business between the customer and the Company is not active; and
●	other objective evidence indicates non-collectability of the accounts receivable

The Company considers the following factors when determining whether to permit a longer payment period or provide other concessions to customers:

●	the customer’s past payment history;
●	the customer’s general risk profile, including factors such as the customer’s size, age, and public or private status;
●	macroeconomic conditions that may affect a customer’s ability to pay; and
●	the relative importance of the customer relationship to the Company’s business.

The adoption of the credit loss accounting standard has no material impact on the Company’s consolidated financial statements. Accounts receivable are recognized and carried at carrying amount less an allowance for credit losses, if any. The Company maintains an allowance for credit losses resulting from the inability of its customers to make required payments based on contractual terms. The Company reviews the collectability of its receivables on a regular and ongoing basis. The Company has also included in calculation of allowance for credit losses, the potential impact of the COVID-19 pandemic on our customers businesses and their ability to pay their accounts receivable. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. The Company also considers external factors to the specific customer, including current conditions and forecasts of economic conditions, including the potential impact of the COVID-19 pandemic. In the event we recover amounts previously written off, we will reduce the specific allowance for credit losses.

Since May 2017, the Company entered into a series of contracts with Shenzhen Taoping New Media, Co., Ltd. (“Shenzhen Taoping”) and its affiliates for the sale of the Company’s Cloud-Application-Terminal based digital ads display terminals, software and technical services. Shenzhen Taoping is a company controlled by Mr. Jianghuai Lin, the Chief Executive Officer of the Company.

Accounts receivable as at June 30, 2020 and December 31, 2019 are as follows:

	June 30, 2020	December 31, 2019
	(Unaudited)
Accounts Receivable	$10,456,112	$9,611,788
Allowance for credit losses	(6,527,868)	(4,685,707)
Accounts Receivable, net	$3,928,244	$4,926,081
Accounts Receivable - related parties	$10,683,756	$10,862,238
Allowance for credit losses - related parties	(4,000,246)	(2,128,975)
Accounts Receivable - related parties, net	$6,683,510	$8,733,263
Non-current Accounts Receivable	$2,021,838	$1,804,189
Non-current Allowance for credit losses	(1,027,462)	(156,080)
Non-current Accounts Receivable, net	$994,376	$1,648,109
Non-current Accounts Receivable - related parties	$3,203,879	$4,035,831
Non-current Allowance for credit losses - related parties	(1,359,040)	(241,882)
Non-current Accounts Receivable - related parties, net	$1,844,839	$3,793,949

The normal credit term is ranging from 1 month to 3 months after the customers’ acceptance of hardware or software, and completion of services. However, because of various factors of business cycle, the actual collection of outstanding accounts receivable may be beyond the normal credit terms.

In accordance with ASC 210-10-45, the non-current accounts receivable and non-current accounts receivable-related parties represent the amounts that the Company does not reasonably expect to be realized during the normal operating cycle of the Company. Considering the limited operating history with the customers and Taoping Alliance members, in accordance with ASC 210-10-45, the operating cycle of the Company is not identifiable. Therefore, the Company uses one-year time period as the basis for the separation of current and non-current assets.

The allowance for credit loss at June 30, 2020 and December 31, 2019, totaled approximately $12.9 million and $7.2 million, respectively, representing management’s best estimate. The following table describes the movements in the allowance for credit losses during the six month period ended June 30, 2020 and the year ended December 31, 2019:

Balance at January 1, 2019	$3,683,842
Increase in allowance for credit losses	3,576,669
Foreign exchange difference	(47,867)
Balance at December 31, 2019	$7,212,644
Increase in allowance for credit losses	5,803,002
Foreign exchange difference	(101,030)
Balance at June 30, 2020 (Unaudited)	$12,914,616

(g)	Fair Value Accounting

Financial Accounting Standards Board (FASB) Accounting Standards Codifications (ASC) 820-10 “Fair Value Measurements and Disclosures”, establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). As required by FASB ASC 820-10, assets are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The three levels of the fair value hierarchy under FASB ASC 820-10 are described below:

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2	Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability; and
Level 3	Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

On January 1, 2020, the Company adopted ASU 2018-13,” Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement.” The adoption of the disclosure requirements for Fair Value Accounting has no material impact on the Company’s consolidated financial statements.

(h)	Convertible promissory note

The Company determines the appropriate accounting treatment of its convertible debt in accordance with the terms in relation to conversion features. After considering the impact of such features, the Company may account for such instrument as a liability in its entirety, or separate the instrument into debt and equity components following the guidance described under ASC 815 Derivatives and Hedging and ASC 470 Debt. The debt discount, if any, together with related issuance cost are subsequently amortized as interest expense over the period from the issuance date to the earliest conversion date or stated redemption date. The Company presented the issuance cost of debt in the balance sheet as a direct deduction from the related debt.

(i)	Revenue Recognition

The Company generates its revenues and expects to receive economic considerations primarily from two sources: (1) product sales, and (2) software sales. Revenue is recognized when obligations under the terms of a contract with our customers are satisfied; and generally occurs upon delivery of the goods and services.

Revenue - Products

Products revenues are generated primarily from the sale of Cloud-Application-Terminal based digital ads display terminals with integrated software essential to the functionality of the hardware to our customers (inclusive of related parties) and high-end data storage servers. Although manufacturing of the product has been outsourced to the Company’s Original Equipment Manufacturer (OEM) suppliers, the Company has acted as the principal of the contract. The Company recognized the product sales at the point of delivery. The Company has indicated that it may from time to time provide future unspecified software upgrades to the display terminal hardware products’ essential software, which is expected to be infrequent and, free of charge. Non-software service is mainly the one-time training session provided to the customer to familiarize them with the software operation upon the customer’s initial introduction to the software platform. The costs of providing infrequent software upgrade and training provided to the customer for familiarizing the software operations are de minimis. After-sales services of the high-end data storage server, including but not limited to software upgrade, repair and maintenance, user training, and product warranty, are ultimately provided by the server hardware producers. As a result, the Company does not allocate transaction price to software upgrade, customer training and other after-sales services. The Company has stabilized supply chains for the high-end data storage server and believes that the high-end server will be available to meet market demands.

Revenue - Software

Customers in the private sector contract the Company to design and develop software products specifically customized for their needs for a fixed price. Software development projects usually include developing software, integrating various isolated software systems into one, and testing the system. The design and build services, together with the integration of the various elements, are generally determined to be essential to the functionality of the delivered software. The contracted price is usually paid in installments based on progression of the project or at the delivery of the software. The Company usually provides non-software services including after-sale support, technical training. The technical training only occurs at the introduction of the software. The software is highly specialized and stable, after-sale support and subsequent upgrade or enhancement are infrequent. The Company has estimated the costs associated with the non-software performance obligations and concludes that these obligations are de minimis to the overall contract. Therefore, the Company does not further allocate transaction price.

The Company usually completes the customized software contracts less than 12 months and recognizes the revenue at the point of delivery because the Company does not have an enforceable right to payment for performance completed to date. Revenues from software development contracts are classified as “Revenue-Software” on the Company’s consolidated statements of operations.

Revenue - Other

The Company also reports other revenue which comprises revenues generated from other hardware maintenance services, network maintenance services, hardware system upgrade, rental income, and miscellaneous income. Revenues from hardware maintenance service, network maintenance service, and hardware system upgrade are recognized upon completion of the services, because these services alike are technical problems beyond routine system upkeeps.

The Company follows ASC 842 – Leases that requires lessor to identify the underlying assets and allocate rental income among considerations in lease and non-lease components. The Company owns two units of office space renting out to a third party and a related party under non-cancelable operating lease agreements with lease terms of six years starting from May 1, 2016 and three years starting from July 1, 2019, respectively. The lease agreements have fixed monthly rental payments, and no non-lease component or option for lessees to purchase the underlying assets. The Company collects monthly rental payments from the lessees, and has generated approximately $211,000 and $213,000 rental income for the periods ended June 30, 2020, and 2019, respectively.

Annual minimum rental income to be received in the next 5 years:

2020	451,294
2021	470,764
2022	169,435
Total	1,091,493

Contract balances

The Company records advances from customers when cash payments are received or due in advance of our performance. For the six months ended June 30, 2020 and 2019, the Company recognized revenue of $120,000 and $39,000, respectively, that was included in the advances from customers balance at the beginning of each reporting period.

Practical expedients and exemptions

The Company generally expenses sales commissions if any incurred because the amortization period would have been one year or less. In many cases, the Company is approached by customers for customizing software products for their specific needs without incurring significant selling expenses.

The Company does not disclose the value of unsatisfied performance obligations for contracts with an original expected length of one year or less.

(j)	Segment reporting

Segment information is consistent with how management reviews the businesses, makes investing and resource allocation decisions and assesses operating performance. Transfers and sales between reportable segments, if any, are recorded at cost.

The Company reports financial and operating information in the following two segments:

(a)	Cloud-based Technology (CBT) segment — The CBT segment is the Company’s current and future focus for corporate development. It includes the Company’s cloud-based products and services sold to private sectors including new media, healthcare, education, and residential community management. In this segment, the Company generates revenues from the sales of hardware and software total solutions with proprietary software and content as well as from designing and developing software products specifically customized for private sector customers’ needs for a fixed price.

(b)	Traditional Information Technology (TIT) segment —The TIT segment includes the Company’s project-based technology products and services sold to the public sector. The solutions the Company has sold primarily include Geographic Information Systems (GIS), Digital Public Security Technology (DPST), and Digital Hospital Information Systems (DHIS). In this segment, the Company generates revenues from sales of hardware and system integration services.

As a result of the Company’s business transformation focusing on marketing Cloud-based smart advertising display terminals and advertising media sharing platform, the TIT segment has gradually been phased out becoming immaterial to the Company’s overall business operations and financial performance, and is no longer reported as a separated business operating segment.

(k)	Reclassifications

Certain prior period amounts have been reclassified to be comparable to the current period presentation. This reclassification has no effect on previously reported net assets or net income (loss).

(l)	Recent Accounting Pronouncements

In January 2020, the FASB issued ASU 2020-01, “Investments—Equity Securities (Topic 321), Investments—Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815)—Clarifying the Interactions between Topic 321, Topic 323, and Topic 815.” This ASU among other things clarifies that a company should consider observable transactions that require a company to either apply or discontinue the equity method of accounting under Topic 323, Investments—Equity Method and Joint Ventures, for the purposes of applying the measurement alternative in accordance with Topic 321 immediately before applying or upon discontinuing the equity method. The new ASU clarifies that, when determining the accounting for certain forward contracts and purchased options a company should not consider, whether upon settlement or exercise, if the underlying securities would be accounted for under the equity method or fair value option. For public companies, ASU No. 2020-01 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early application is permitted, including early adoption in an interim period for periods for which financial statements have not yet been issued. An entity should apply ASU No. 2020-01 prospectively at the beginning of the interim period that includes the adoption date. Adoption of ASU 2020-01 is not expected to have material impact on the consolidated financial statements.

In August 2020, the FASB issued ASU No. 2020-06 (“ASU 2020-06”) “Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity.” ASU 2020-06 will simplify the accounting for convertible instruments by reducing the number of accounting models for convertible debt instruments and convertible preferred stock. Limiting the accounting models results in fewer embedded conversion features being separately recognized from the host contract as compared with current GAAP. Convertible instruments that continue to be subject to separation models are (1) those with embedded conversion features that are not clearly and closely related to the host contract, that meet the definition of a derivative, and that do not qualify for a scope exception from derivative accounting and (2) convertible debt instruments issued with substantial premiums for which the premiums are recorded as paid-in capital. ASU 2020-06 also amends the guidance for the derivatives scope exception for contracts in an entity’s own equity to reduce form-over-substance-based accounting conclusions and is effective for public business entities fiscal years beginning after December 15, 2021, and interim periods within those fiscal years. The Company is currently evaluating the effect of the adoption of ASU 2020-06 on the consolidated financial statements. The effect will largely depend on the composition and terms of the financial instruments at the time of adoption.

The Company has considered all other recently issued accounting pronouncements and does not believe that the adoption of such pronouncements will have a material impact on the consolidated financial statements.